Intangible Assets, net - Amortizaton and Impairment (Details) $ in Thousands	Dec. 31, 2016 USD ($)
Expected amortization expense for next five years
2017	$ 417,431
2018	282,128
2019	270,693
2020	240,753
2021	220,511
Total	$ 1,431,516